SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


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                      Date of Report: February 5, 2001
                     (Date of earliest event reported)


                                UPROAR INC.
             (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-29971             52-2192125
(State or Other Jurisdiction      (Commission File        (IRS Employer
     of Incorporation)                 Number)          Identification No.)


                240 West 35th Street, New York, NY 10001
                (Address of Principal Executive Offices)


                             (212) 714-9500
          (Registrant's telephone number, including area code)



Item 5.  Other events

      On February 5, 2001, the registrant entered into an Agreement and Plan of Merger with Flipside, Inc. and Flipside Acquisition Corporation. Such agreement is filed herewith as Exhibit 10.

      On February 5, 2001, the registrant and Flipside, Inc. Issued a joint press release regarding such agreement. Such press release is filed herewith as Exhibit 99.



                                 SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UPROAR INC.


                                      By: /s/  Robert D. Marafioti
                                         -----------------------------
                                         Robert D. Marafioti
                                         Executive Vice President and
                                         General Counsel





                                  EXHIBITS

10.   Agreement and Plan of Merger among Flipside, Inc., Flipside
      Acquisition Corporation, and Uproar Inc., dated as of February 5,
      2001.

99. Joint press release issued on February 5, 2001 by Flipside, Inc. and Uproar Inc.